UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

HARRIS ASSOCIATES INVESTMENT TRUST
(Name of Registrant as Specified In Its Charter)

111 S. Wacker Drive, Suite 4600 Chicago, Illinois 60606-4319
(Address of Principal Executive Offices)

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Email Notification Setup Form

WORK ORDER:  27338

FROM:  Oakmark Funds  noenvelope@proxydirectmail.com

TO:  internetresponse@computershare.com

Subject:  Oakmark Funds Special Meeting of Shareholders

Dear Oakmark Funds Shareholder:

You are receiving this email because you hold shares in one or more of the Oakmark Funds and previously consented to receive your proxy materials by electronic delivery.

You are cordially invited to vote your shares or attend a SPECIAL MEETING of SHAREHOLDERS of the Oakmark Funds to be held on May 20, 2016, beginning at 10 am Central Time on the 29th floor of 111 S. Wacker Drive, Chicago, Illinois 60606-4319.

This email provides the information you will need to view the Proxy Statement online, access your proxy card and vote your shares.  We encourage you to access and review all of the information contained in the proxy materials before voting.

Please view or download the Proxy Statement at https://www.proxy-direct.com/oak-27338.

Vote Your Proxy

Online voting is a convenient and secure way to vote on the Proxy Statement.  You may access your proxy card and vote by clicking on the link(s) provided below.  The link will take you directly to the proxy voting site where you can submit your vote.  The control number(s) and security code(s) shown below will auto-populate when you click on the link(s) provided.

Oakmark Fund

Oakmark Select Fund

Oakmark Equity and Income Fund

Oakmark Global Fund

Oakmark Global Select Fund

Oakmark International Fund

Oakmark International Small Cap Fund

Control Number: 00099999000000

Security Code: 99999999

Click Here to Vote

You can also go to https://www.proxy-direct.com and enter your control number(s) and security code(s) exactly as they appear above.  If multiple control numbers and security codes appear, you will need to vote each individually for your vote to be captured on all accounts.

To vote by telephone (toll-free), please call 1-800-337-3503 and follow the instructions when prompted.  When the system prompts you to enter the 14-digit number located in the shaded box on your proxy card, please enter the control number above.  When the system prompts you to enter the 8-digit code located in the un-shaded box on your proxy card, please enter the security code.

Should you have any questions about the proxy materials or the proposals, please call one of our Shareholder Services Representatives (toll-free) at 1-866-612-1831.

Every vote is important, and we ask that you please participate in the proxy process.  Please cast your vote before the meeting date to ensure your instructions are received in time.

Thank you for consenting to receive your proxy materials electronically.

Oakmark Funds

Notice of Special Meeting of Shareholders and Proxy Vote

Oakmark has scheduled a special shareholder meeting for May 20, 2016.

We ask that you please review the proxy material provided via mail and vote your shares at www.proxy-direct.com.  In order to vote online, you will need the control number and security code provided on your proxy card.  If you have any questions, please contact our proxy solicitor, Computershare Fund Services, at 1-866-612-1831.

Every vote is important.

OAKMARK FUNDS

Important Message Regarding an Upcoming Market Holiday

In observance of the Memorial Day holiday, the Oakmark Units Financial Square Federal Fund will close at 1:00 p.m. Eastern Time on Friday, May 22nd. All requests to purchase, redeem or exchange into or out of this Fund received after 1:00 p.m. EST will be processed on Tuesday, May 26th.

In addition, the Oakmark Funds and the Federal Fund will be closed on Monday, May 25th. All transaction requests received on the 25th will be processed on Tuesday, May 26th.

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CFS Proxy Rebuttals

SH states ……	Response
Why are you calling me?

The Oakmark Funds asked us to contact you because we sent you a proxy card to register your vote for the upcoming shareholder meeting and haven’t received it back.  The Funds would like to hear from all shareholders on this matter and we are calling to offer you the convenience of voting over the phone.  Would you like to vote along with the Board’s recommendations?

I’m not interested / I don’t want to vote / I don’t have enough shares.

Every vote is important and helps bring the Funds a step closer to holding the meeting.  If not enough votes are received, the shareholder meeting may have to be adjourned.  Would you like to vote along with the Board’s recommendations?

I don’t know how to vote.	The Board is recommending shareholders vote for each proposal. I’d be happy to go over the proposals and answer any questions you may have.
My spouse takes care of this.

I understand.   Are you authorizing your < husband / wife / spouse > to vote on your behalf?

(If yes): Are they available to speak with me?

(If spouse is unavailable):  Your vote is very important to the fund, as your wife/husband is unavailable, I would be more than happy to assist you with voting by reviewing the proposal(s).  This would only take a brief moment of your time.

(If spouse is not authorized):  Your vote is very important to the fund.  As I am only able to take a vote from an authorized party, I would be more than happy to assist you with voting by reviewing the proposal(s).  This would only take a brief moment of your time.

My broker takes care of this.

I understand that your Broker may help you choose your investments, however certain proposal(s) for this proxy require a direct vote from the shareholder and cannot be voted by your Broker.  I can go over the proposal(s) quickly for you now if you wish.

I don’t have time right now.

I understand, however your vote is very important and voting now will only take a brief moment of your time.   The Funds would like to hear from all shareholders on this matter and they have asked us to call to offer you the convenience of voting over the phone.   Would you like to vote along with the Board’s recommendations?

I’ll vote later / I’ll vote via mail, online, etc.

I understand.  The Funds have asked us to call to offer you the convenience of voting over the phone which makes the voting process much easier and faster.  I would be happy to record your vote for you now and send you a printed confirmation that your vote has been recorded.   Would you like to vote along with the Board’s recommendations?

CFS Rebuttals – Voting Campaigns	p. 1 of 2

I sold my shares / I no longer own those shares.

I understand.  However you were a shareholder as of the record date and therefore you are the only person who can vote those shares.  As a courtesy to the remaining shareholders, would you like to vote along with the Board’s recommendations?

I’ve never received a call like this before.

This has become a standard in the industry and the proxy statement mentions that if your vote is not received you may receive a call offering you the convenience of voting by telephone.  The Board is recommending shareholders vote for each proposal.   Would you like to vote along with the Board’s recommendations?

Is there strong opposition to the Board’s recommendation?

I do not have that information.  We are just calling because not enough votes have been received to hold the meeting so we are calling to offer the convenience of voting over the phone.  Would you like to vote along with the Board’s recommendations?

How many votes do you still need?

I do not have that information.  What I do know is that every vote is important at this point and that is why we are calling you and other shareholders to ask if you would like to vote along with the recommendations of your Board?

I don’t accept these types of calls / Do Not Call Me / Add Me to Your DNC List.

I understand how you feel about unwanted calls and will add you to our internal Do Not Call list.  However, I did want to let you know that this call is regarding your current investment in the Oakmark Funds and we are simply calling to advise you of the shareholder meeting and are asking if you would like to register your vote.

I already voted.

NO votes recorded in Proxy:

Thank you for voting.  Our records indicate that your vote has not yet been updated in our system.  I can record your vote for you now and send you a printed confirmation that your vote has been recorded.   How would you like me to record your vote?

SOME BUT NOT ALL investments are voted:

- Ask for the vote on the investments that are NOT voted using the call flow.

- Disposition the investments that are not voted as appropriate to the call.

- Do NOT disposition the investments that are already voted.

CFS Rebuttals – Voting Campaigns	p. 2 of 2

OAKMARK FUNDS PROXY  WO#27338 - TOUCH-TONE TELEPHONE VOTING SCRIPT

** PROXY CARD **                                                  IVR Revised 02-18-16

WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-800-337-3503 THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:

“Thank you for calling the proxy voting line. ”

“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice.

On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:

“Next, located in the un-shaded box is an 8 digit number. Please enter this number now.”

THEN YOU HEAR:

“Thank you. Please hold while I validate those numbers.”

IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH:

“Okay, you’ll be voting your proxy for shares in the Oakmark Funds.  The Board Recommends a vote “FOR” all proposals. ”

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:

“ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...”

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:

“I’m about to take you through the voting process.  Please keep your voting card or meeting notice in front of you to follow along.  Okay, let’s begin…”

THEN, MATCHING THE SHAREHOLDER’S PROXY CARD, THEY WILL BE PROMPTED TO VOTE ON  ALL PROPOSALS:

“PROPOSAL 1:    To vote FOR ALL nominees, Press 1.         To WITHHOLD your vote from all nominees, press 2.

Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3.”

IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES THEY WILL HEAR:

“Okay, voting for all nominees”

IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD FROM ALL NOMINEES THEY WILL HEAR:

“Okay, voting withhold on all nominees ”

IF THE SHAREHOLDER PRESSES 3, TO WITHHOLD FROM INDIVIDUAL NOMINEES THEY WILL HEAR:

“Okay, we’ll withhold your vote on the nominees you specify.  All other nominees will be voted FOR. ”

THEN THEY HEAR: “For each nominee listed on your proxy card or meeting notice there’s a corresponding two-digit number.  Please enter the number of the nominee from whom you wish to withhold your vote.”

AFTER THE SHAREHOLDER ENTERS A NOMINEE NUMBER TO WITHHOLD FROM, HE/SHE HEARS:

“OK, withholding your vote from nominee number N”  [Where N is the nominee number entered]”

THEN THE SHAREHOLDER HEARS:

“To withhold your vote from another nominee, enter the two-digit number.  If there are no other nominees from whom you wish to withhold your vote press # (pound).”

WHEN # IS PRESSED, THE SHAREHOLDER HEARS:

“Okay, finished withholding from nominees”

“PROPOSAL 2 A:    [FOR ONE HOLDING THEY HEAR]:  “To vote FOR Press 1;   AGAINST Press 2;    Or to ABSTAIN Press 3”

OR    [MULTIPLE HOLDINGS THEY HEAR]:  “To vote FOR on ALL HOLDINGS, Press 1;   AGAINST on ALL HOLDINGS,  Press 2;

ABSTAIN on ALL HOLDINGS,  Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4.”

WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:

“FOR HOLDING 1:  To vote FOR Press 1;   AGAINST Press 2;    Or to ABSTAIN Press 3”

“FOR HOLDING 2:  To vote FOR Press 1;   AGAINST Press 2;    Or to ABSTAIN Press 3”

The prompting continues for each of the shareholders holdings to match their fund holdings listed on their proxy card…

“PROPOSAL 2B:    [FOR ONE HOLDING THEY HEAR]:  “To vote FOR Press 1;   AGAINST Press 2;    Or to ABSTAIN Press 3”

OR    [MULTIPLE HOLDINGS THEY HEAR]:  “To vote FOR on ALL HOLDINGS, Press 1;   AGAINST on ALL HOLDINGS,  Press 2;

ABSTAIN on ALL HOLDINGS,  Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4.”

WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:

“FOR HOLDING 1:  To vote FOR Press 1;   AGAINST Press 2;    Or to ABSTAIN Press 3”

“FOR HOLDING 2:  To vote FOR Press 1;   AGAINST Press 2;    Or to ABSTAIN Press 3”

The prompting continues for each of the shareholders holdings to match their fund holdings listed on their proxy card…

“PROPOSAL 2C:    [FOR ONE HOLDING THEY HEAR]:  “To vote FOR Press 1;   AGAINST Press 2;    Or to ABSTAIN Press 3”

OR    [MULTIPLE HOLDINGS THEY HEAR]:  “To vote FOR on ALL HOLDINGS, Press 1;   AGAINST on ALL HOLDINGS,  Press 2;

ABSTAIN on ALL HOLDINGS,  Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4.”

WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:

“FOR HOLDING 1:  To vote FOR Press 1;   AGAINST Press 2;    Or to ABSTAIN Press 3”

“FOR HOLDING 2:  To vote FOR Press 1;   AGAINST Press 2;    Or to ABSTAIN Press 3”

The prompting continues for each of the shareholders holdings to match their fund holdings listed on their proxy card…

“PROPOSAL 3A:  “To vote FOR Press 1;   AGAINST Press 2;    Or to ABSTAIN Press 3”

“PROPOSAL 3B:  “To vote FOR Press 1;   AGAINST Press 2;    Or to ABSTAIN Press 3”

“PROPOSAL 3C:  “To vote FOR Press 1;   AGAINST Press 2;    Or to ABSTAIN Press 3”

“PROPOSAL 3D:  “To vote FOR Press 1;   AGAINST Press 2;    Or to ABSTAIN Press 3”

“PROPOSAL 3E:  “To vote FOR Press 1;   AGAINST Press 2;    Or to ABSTAIN Press 3”

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:

“Okay, you’ve finished voting but your vote has not yet been recorded.”

“To hear a summary of how you voted, press 1; To record your vote, Press 2.”

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTE, HE/SHE WILL HEAR:

“Please note your vote will be cast automatically should you decide to hang up during the summary.”

“You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTE COLLECTED FOR THE PROPOSAL IS HEARD]

THEN AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:

“If this is correct, press 1; Otherwise, press 2.  If you’d like to hear the information again press # (pound).”

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:

“(Okay) Please hold while I record your vote.”

THEN THEY HEAR:

“Your vote has been recorded.  It’s not necessary for you to mail in your proxy card or meeting notice.”

“I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote.  If you need to vote again, press one now.”

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:

“Okay, lets change your vote.”  [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY,  HE/SHE HEARS:

“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit # inside.  Please enter that number now.”

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

“Thank you for voting, goodbye.”

Oakmark Needs Your Vote	Page 1 of 2

News & Insights from Oakmark

Oakmark Needs Your Vote

February 29, 2016

The Oakmark Funds will be mailing a Proxy Statement to our shareholders to vote on several important proposals at a shareholder meeting scheduled for May 20, 2016. We ask that you please review the Proxy Statement and proxy card that will be provided to you via mail or e-delivery in early March. Your vote is important no matter how many shares you own and we ask that you please actively participate in the proxy process.

The purpose of the meeting is to seek your approval on a number of important proposals recommended by the Board of Trustees that affect each of the Funds. These proposals include investment and governance-related initiatives that are intended to improve the operations of the Funds. We are taking this opportunity to modernize certain older, less flexible provisions of the Funds’ documents as part of the meeting so that they are more consistent with existing industry standards.

After you have reviewed the materials, please submit your vote promptly by one of the following methods:

•   Online. The materials will provide a website and control number for you to use to vote.

•   By phone. A telephone number will be provided in the proxy materials through which you can vote. You will be prompted to vote using the control number provided in your materials.

•   By mail. You may vote by filling out the paper proxy card or voting instruction form.

•   In person. You may attend the shareholder meeting and vote at the meeting.

If you have any questions about any proposal or need assistance voting your shares, please contact our proxy solicitor, Computershare Fund Services, at (866) 612-1831.

This site is intended for residents of the U.S. only. The information on the website does not constitute an offer for products or services, or a solicitation of an offer to any person outside of the United States who is prohibited from receiving such information under the laws applicable to their place of citizenship, domicile or residence.

CUSIP identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by Standards and Poor’s Financial Services, LLC, and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2011 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Before investing in any Oakmark Fund, you should carefully consider the Fund’s investment objectives, risks, management fees and other expenses. This and other important information is contained in a Fund’s prospectus and summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please call 1-800-OAKMARK (625-6275).

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL, and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

Copyright 2016, Harris Associates Securities L.P., Distributor, Member FINRA.

Date of first use: January 24, 2013.

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Oakmark Needs Your Vote	Page 2 of 2

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